John Hancock
Patriot
Preferred
Dividend Fund

SEMI
ANNUAL
REPORT

11.30.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly for much of the year. Despite a strong rally in October and November, the broad Standard & Poor's 500 Index is down 17% year to date through November, the Dow Jones Industrial Average is off 9% and the technology-laden Nasdaq Composite Index has fallen 24%. Investors in equity mutual funds have been unable to escape the market's descent, as almost 98% of all U.S. diversified equity funds have produced negative results through November, according to Lipper, Inc., and the average equity fund has lost 18%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short-term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
preservation of
capital, by invest-
ing primarily in
preferred stocks.

Over the last six months

* Preferred stocks held up relatively well amid a common-stock bear market and anemic economy.

* The Fund benefited from oil- and natural gas-related holdings as prices of both commodities soared amid heightened Mideast tensions.

* Most utility common stocks stumbled, although the Fund's focus on basic transmission and distribution companies helped it avoid problems.

[Bar chart with heading "John Hancock Patriot Preferred Dividend Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2002." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -6.00% total return for John Hancock Patriot Preferred dividend Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 5.2%   Household International
 5.1%   Citigroup
 4.8%   Lehman Brothers Holdings
 4.6%   HSBC USA
 4.6%   Bear Stearns Companies
 4.2%   SLM Corp.
 4.1%   El Paso Tennessee Pipeline
 3.9%   Alabama Power
 3.9%   FleetBoston Financial
 3.9%   Anadarko Petroleum

As a percentage of net assets plus value of preferred shares on November 30, 2002.



BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Preferred
Dividend Fund

MANAGER'S
REPORT

Given all the economic uncertainty and stock market turmoil that dominated the six-month period ended November 30, 2002, preferred stocks -- which account for the bulk of John Hancock Patriot Preferred Dividend Fund -- turned in reasonably good performances. That success hinged on falling interest rates amid a surprisingly weak economy. Preferred stocks pay dividends, just like bonds pay regular interest. Because of this dividend feature, preferred-stock prices tend to rise when interest rates fall, just as bond prices do. Furthermore, preferreds offer yields that are often significantly higher than what companies pay on their bonds and common stock. Many preferred stocks continued to yield between 7% and 9%, outstripping both the yields paid by corporate bonds and the dividends paid by common stocks. That's why increasing numbers of investors found preferreds to be attractive alternatives to U.S. Treasury securities, whose yields had fallen substantially amid a darkening outlook for the economy. Even though the pace of economic growth improved in the third quarter of 2002, expectations were for further deceleration in the fourth quarter. That prompted the Federal Reserve Board to surprise the market by aggressively cutting short-term interest rates by half a percentage point in November, a move that boosted Treasury bond and preferred-stock prices.

"Given all the economic
 uncertainty and
 stock market turmoil...
 preferred stocks...
 turned in reasonably
 good performances."

UTILITY COMMON STOCKS SHORT-CIRCUIT

Utility common stocks were bitter disappointments during the period. Much of their poor performance stemmed from the residual pain of the investigation and collapse of energy-trading company Enron and subsequent investigations of similar companies. Questions about corporate accounting practices, accountability and ethics at these rogue companies cast a pall over the entire utility common-stock group. In the late summer, even the most "plain vanilla" utilities that transmit and distribute electricity came under pressure, as mutual fund managers sold their strongest utility performers in order to meet the swell of shareholder redemptions that resulted from a weak overall stock market environment.

"Many preferred stocks
 continued to yield
 between 7% and 9%..."

[A photo of Greg Phelps flush right next to first paragraph.]

FUND PERFORMANCE

For the six months ended November 30, 2002, John Hancock Patriot Preferred Dividend Fund returned -6.00% at net asset value. By comparison, the average income and preferred stock closed-end fund returned -8.16%, according to Lipper, Inc. In the same six-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned -27.70%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned -11.49%.

HIGHER ENERGY PRICES BOOST HOLDINGS

Among our best-performing preferred stocks during the period were companies involved in the production and distribution of oil and natural gas, particularly Anadarko Petroleum, Apache and Devon Energy. The run-up in oil prices -- which also helped pump up natural gas prices -- was due largely to concerns about the escalation of tensions in the Middle East and a possible U.S. attack on Iraq, which could disrupt oil supplies. Another preferred-stock holding with decent returns was Energy East, which was helped by the fact that it yielded 8.25% -- a very attractive yield in a low interest-rate environment.

[Table at top left-hand side of page entitled "Top five sectors1." The first listing is Utilities 38%, the second is Finance 18%, the third Broker services 13%, the fourth Oil & gas 11%, and the fifth Banks-U.S. 8%.]

But there were some notable disappointments among our preferred-stock holdings. El Paso Tennessee Pipeline Co. and its wholly owned subsidiary Coastal, came under pressure when a judge ruled that the company had manipulated pipeline capacity during the 2001 California power crisis. We think the company will be exonerated in its appeal to the Federal Energy Regulatory Commission. Our holdings in Sierra Pacific also came under pressure due to what we believe to be an unfair rate decision, which resulted in a substantial downgrade of the company's credit quality. Despite that development, we continue to hang onto the stock because the company has a very strong management team and the demand for the electricity it provides is growing much faster than most of its counterparts across the country. In addition, our holdings in Acquila and Xcel Energy also were hurt in part because they were forced to sell assets under distressed market conditions in order to placate credit rating agencies.

[Pie chart in middle of page with heading "Portfolio diversification1." The chart is divided into three sections (from top to left): Preferred stocks 86%, Common stocks 13%, and Short-term investments & other 1%. ]

BORING DOES BETTER

Our emphasis on utility companies that do rather mundane things like transmit and distribute electricity, mostly in regulated markets, helped us avoid the most put-upon electric trading companies such as Enron. Holdings such as NSTAR held up better than most in part due to the favorable regulatory environment in its service area. Investors also liked the company's reputation for paying reliable dividends: NSTAR declared its 453rd consecutive dividend in July. Other holdings that held up better than the utility common stock group overall included DTE Energy, Key Span and Northeast Utilities. Their resilience was due to their lack of energy trading operations and their location in favorable regulatory environments that are enjoying strong and growing demand.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko followed by an up arrow with the phrase "Oil prices spike amid fears of war with Iraq." The second listing is Energy East followed by an up arrow with the phrase "Demand for high-yielding stocks boosts price." The third listing is El Paso Tennessee Pipeline followed by a down arrow with the phrase "Company's role in California power crisis questioned."]

OUTLOOK

Our view is that continued lackluster economic growth will preclude the need for interest-rate hikes until well into 2003. Low interest rates should continue to prompt strong demand for preferred stocks. As for utility common stocks, we think that most of the trouble associated with the taint of Enron is behind them. In our view, utility common stocks are very attractive given their earnings growth prospects and their low prices. Even if the economy starts to grow faster next year, we don't think that preferred stocks and utility common stocks -- two sectors that historically have lagged in a strong economy -- will be left out in the cold.

"Low interest rates
 should continue to
 prompt strong demand
 for preferred stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on 11-30-02.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
November 30, 2002
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER, DESCRIPTION                                                                                   VALUE
PREFERRED STOCKS 141.37%                                                                                 $115,255,172
(Cost $128,433,038)

Agricultural Operations 5.92%                                                                              $4,830,000
 60,000   Ocean Spray Cranberries, Inc., 6.25% Ser A (R)                                                    4,830,000

Automobiles/Trucks 1.30%                                                                                    1,057,500
 42,300   Ford Motor Co., 8.25%, Depositary Shares, Ser B                                                   1,057,500

Banks 13.92%                                                                                               11,350,200
100,000   FleetBoston Financial Corp., 6.75%,
          Depositary Shares, Ser VI                                                                         5,200,000
133,700   HSBC USA, Inc., $2.8575                                                                           6,150,200

Broker Services 21.69%                                                                                     17,679,900
100,600   Bear Stearns Companies, Inc., 6.15%, Ser E                                                        4,446,520
 40,000   Bear Stearns Companies, Inc., 5.72%, Ser F                                                        1,702,000
 48,000   Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                                          1,992,000
102,500   Lehman Brothers Holdings, Inc., 5.94%, Ser C                                                      4,407,500
180,700   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                                        5,131,880

Diversified Operations 2.93%                                                                                2,390,800
 86,000   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                                               2,390,800

Finance 29.96%                                                                                             24,427,065
 88,700   Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                                 4,279,775
 52,000   Citigroup, Inc., 6.213%, Ser G                                                                    2,509,000
129,200   Household International, Inc., 8.25%,
          Depositary Shares, Ser 92-A                                                                       3,230,000
157,000   Household International, Inc., 7.50%,
          Depositary Shares, Ser 2001-A                                                                     3,731,890
100,000   J.P. Morgan Chase & Co., 6.625%,
          Depositary Shares, Ser H                                                                          5,001,000
108,000   SLM Corp., 6.97%, Ser A                                                                           5,675,400

Leasing Companies 3.06%                                                                                     2,497,000
220,000   AMERCO, 8.50%, Ser A                                                                              2,497,000

Media 4.42%                                                                                                 3,600,180
203,400   Shaw Communications, Inc., 8.45%, Ser A (Canada)                                                  3,600,180

Oil & Gas 17.95%                                                                                           14,633,222
 60,139   Anadarko Petroleum Corp., 5.46%, Depositary Shares                                                5,168,947
 52,200   Apache Corp., 5.68%, Depositary Shares, Ser B                                                     4,639,275
 50,000   Devon Energy Corp., 6.49%, Ser A                                                                  4,825,000

Utilities 40.22%                                                                                           32,789,305
240,000   Alabama Power Co., 5.20%                                                                          5,220,000
 20,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                     2,045,000
 15,790   Boston Edison Co., 4.78%                                                                          1,200,040
199,800   Coastal Finance I, 8.375%                                                                         3,366,630
136,600   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                      5,464,000
 60,000   Energy East Capital Trust I, 8.25%                                                                1,545,600
 10,500   Massachusetts Electric Co., 6.99%                                                                 1,068,375
 15,000   Northern Indiana Public Service Co., 7.44%                                                        1,500,000
 14,350   PSI Energy, Inc., 6.875%                                                                          1,395,538
 19,000   Public Service Electric & Gas Co., 6.92%                                                          1,923,750
 38,100   Puget Energy, Inc., 7.45%, Ser II                                                                   950,595
110,000   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                                  2,090,000
148,400   TDS Capital Trust II, 8.04%                                                                       3,643,220
 33,000   TXU US Holdings Co., $1.805, Depositary Shares, Ser B                                               792,000
  5,703   Wisconsin Public Service Corp., 6.76%                                                               584,557

COMMON STOCKS 22.02%                                                                                      $17,952,575
(Cost $22,475,143)

Utilities 22.02%                                                                                           17,952,575
 60,000   Alliant Energy Corp.                                                                                976,800
 88,000   Aquila, Inc.                                                                                        177,760
 27,500   Dominion Resources, Inc.                                                                          1,401,125
 30,000   DTE Energy Co.                                                                                    1,329,900
 81,000   KeySpan Corp.                                                                                     2,858,490
 34,000   NiSource, Inc.                                                                                      662,660
113,000   Northeast Utilities                                                                               1,623,810
 50,000   NSTAR                                                                                             2,045,000
 28,000   Peoples Energy Corp.                                                                              1,007,720
 37,500   Progress Energy, Inc.                                                                                 6,750
 73,500   Puget Energy, Inc.                                                                                1,584,660
234,000   Sierra Pacific Resources                                                                          1,623,960
 62,000   TECO Energy, Inc.                                                                                   913,880
 30,000   WPS Resources Corp.                                                                               1,106,400
 59,000   Xcel Energy, Inc.                                                                                   633,660

                                                                             INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE      (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 1.55%                                                                               $1,262,960
(Cost $1,262,960)

Commercial Paper 1.55%
Chevron USA, Inc., 12-02-02                                                     1.14%         $1,263        1,262,960

TOTAL INVESTMENTS 164.94%                                                                                $134,470,707

OTHER ASSETS AND LIABILITIES, NET (64.94%)                                                               ($52,941,510)

TOTAL NET ASSETS 100.00%                                                                                  $81,529,197

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,830,000 or 5.92% of net assets as of November 30, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

November 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $152,171,141)                         $134,470,707
Receivable for investments sold                                     1,016,400
Dividends receivable                                                  296,223
Other assets                                                           30,883

Total assets                                                      135,814,213

LIABILITIES
Due to custodian                                                        8,771
Payable for investments purchased                                   1,502,513
Payable to affiliates                                                 116,063
Other payables and accrued expenses                                    90,743

Total liabilities                                                   1,718,090
Auction Rate preferred shares (ARPS), at value,
  unlimited number of shares of beneficial
  interest authorized with no par value,
  525 shares issued, liquidation preference
  of $100,000 per share                                            52,566,926

NET ASSETS
Common shares capital paid-in                                      99,156,472
Accumulated net realized loss on investments                       (2,559,300)
Net unrealized depreciation of investments                        (17,700,434)
Accumulated net investment income                                   2,632,459

Net assets applicable to common shares                            $81,529,197

NET ASSET VALUE PER COMMON SHARE
Based on 7,257,200 shares of beneficial interest
  outstanding -- unlimited number of shares
  authorized with no par value                                         $11.23

See notes to
financial statements.



OPERATIONS

For the period ended
November 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends                                                          $4,875,602
Interest                                                               17,434

Total investment income                                             4,893,036

EXPENSES
Investment management fee                                             549,779
Administration fee                                                    103,083
ARPS auction fee                                                       70,570
Auditing fee                                                           26,150
Transfer agent fee                                                     23,370
Custodian fee                                                          18,806
Miscellaneous                                                          18,489
Printing                                                               18,213
Trustees' fee                                                           3,693
Legal fee                                                                 964

Total expenses                                                        833,117

Net investment income                                               4,059,919

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                     (624,614)
Change in net unrealized appreciation
  (depreciation) of investments                                    (8,238,427)

Net realized and unrealized loss                                   (8,863,041)

Distributions to ARPS                                                (432,505)

Decrease in net assets from operations                            ($5,235,627)

1 Semiannual period from 6-1-02 through 11-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses and
distributions
paid to share-
holders, if any.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                       5-31-02      11-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $8,558,159    $4,059,919

Net realized loss                                   (1,651,031)     (624,614)
Change in net unrealized appreciation
  (depreciation)                                    (3,644,115)   (8,238,427)

Distributions to ARPS                               (1,164,688)     (432,505)
Increase (decrease) in net assets
  resulting from operations                          2,098,325    (5,235,627)
Distributions to
  common shareholders
From net investment income                          (6,269,099)   (3,135,110)

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                                 94,070,708    89,899,934

End of period 2                                    $89,899,934   $81,529,197

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

2 Includes accumulated net investment income of $2,140,155 and $2,632,459, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-98     5-31-99     5-31-00     5-31-01    05-31-02    11-30-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $13.54      $14.54      $13.84      $11.76      $12.96      $12.39
Net investment income 2                                   1.37        1.23        1.25        1.24        1.18        0.56
Net realized and unrealized
  gain (loss) on investments                              1.08       (0.61)      (2.16)       1.16       (0.73)      (1.23)
Distributions to ARPS                                    (0.30)      (0.29)      (0.31)      (0.34)      (0.16)      (0.06)
Total from investment operations                          2.15        0.33       (1.22)       2.06        0.29       (0.73)
Less distributions to
  common shareholders
From net investment income                               (1.15)      (1.03)      (0.86)      (0.86)      (0.86)      (0.43)
Net asset value, end of period                          $14.54      $13.84      $11.76      $12.96      $12.39      $11.23
Per share market value,
  end of period                                         $14.56      $11.50      $10.25      $11.75      $12.47      $11.44
Total return at market value 3 (%)                       14.72      (14.79)      (3.37)      23.81       13.76       (4.86) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
  end of period (in millions)                             $106        $100         $85         $94         $90         $82
Ratio of expenses
  to average net assets 5 (%)                             1.89        1.84        1.96        1.91        1.96        1.96 6
Ratio of net investment income
  to average net assets 7 (%)                             9.72        8.66        9.97        9.89        9.09        9.58 6
Portfolio turnover (%)                                      64          30          22          10          16           2

SENIOR SECURITIES
Total value of ARPS outstanding
  (in millions)                                            $53         $53         $53         $53         $53         $53
Involuntary liquidation preference
  per unit (in thousands)                                 $100        $100        $100        $100        $100        $100
Approximate market value
  per unit (in thousands)                                 $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                             $296,903    $290,113    $260,212    $276,853    $270,318    $253,027

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.25%, 1.22%, 1.24%, 1.21%, 1.26% and 1.21%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.42%, 5.73%, 6.31%, 6.27%, 5.84% and 5.91%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of ARPS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,313,256 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2003 -- $85,236 and May 31, 2010 -- $1,228,020.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to common and preferred shareholders from net investment income and net realized gains on the ex-dividend date.

Distributions to common shareholders, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Auction Rate preferred shares

The Fund issued 525 shares of Auction Rate preferred shares ("ARPS") on July 29, 1993, in a public offering. The underwriting discount of $918,750 and the offering costs associated with the offering of the common shares and ARPS of $610,007 were recorded as a reduction of the capital of common shares.

Dividends on the ARPS, which accrue daily, are cumulative at a rate that was established at the offering of the ARPS and has been reset every 49 days thereafter by an auction. Dividend rates on ARPS ranged from 1.54% to 2.00% during the period ended November 30, 2002. Accrued dividends on ARPS are included in the value of ARPS on the Fund's statement of assets and liabilities.

The ARPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The ARPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the ARPS. If the dividends on the ARPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the ARPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the ARPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the ARPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the ARPS and common shares. The ARPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the ARPS, as defined in the Fund's by-laws. On September 12, 2001, the Fund's Trustees approved the elimination of the dividend coverage test effective October 1, 2001.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets and the value attributable to the ARPS.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets and the value attributable to the ARPS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.
                           YEAR ENDED 5-31-02     PERIOD ENDED 11-30-02 1
                         SHARES        AMOUNT      SHARES        AMOUNT

Beginning of period   7,257,200   $99,248,833   7,257,200   $99,156,472
Reclassification of
capital accounts             --       (92,361)         --            --
End of period         7,257,200   $99,156,472   7,257,200   $99,156,472

1 Semiannual period from 6-1-02 through 11-30-02. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2002, aggregated $6,817,030 and $3,305,408, respectively.

The cost of investments owned on November 30, 2002, including short-term investments, for federal income tax purposes was $152,341,069. Gross unrealized appreciation and depreciation of investments aggregated $2,716,676 and $20,587,038, respectively, resulting in net unrealized depreciation of $17,870,362. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund will pursue its objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets and the value attributable to the ARPS, plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. However, for the 2003 annual meeting the Fund must receive the notice by the later of the date determined pursuant to the preceding sentence (the 2002 proxy statement having been mailed on January 24, 2002) or January 30, 2003. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Dr. John A. Moore*
Patti McGill Peterson
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
1 Wall Street
New York, New York 10286

TRANSFER AGENT FOR
COMMON SHAREHOLDERS

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR
AUCTION RATE PREFERRED SHARES

The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange:
PPF

For shareholder assistance refer to page 18



HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    Mellon Investor Services
                                   85 Challenger Road
                                   Overpeck Centre
                                   Ridgefield Park, New Jersey 07660

Customer service representatives   1-800-852-0218

24-hour automated information      1-800-843-0090

TDD Line                           1-800-231-5469



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A tag line below reads "JOHN HANCOCK FUNDS."]

PRESORTED
STANDARD
U. S. POSTAGE
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MIS

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

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